UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 29, 2007

NNN Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On April 26, 2007, Triple Net Properties, LLC, or Triple Net Properties, the managing member of our advisor, entered into a Purchase and Sale Agreement, or the Agreement, with Braemar Housing Limited Partnership, an unaffiliated third party, or the Seller, for the purchase of Residences at Braemar, a 160-unit class-A apartment property which consists of nine buildings, including one two-story and seven three-story residential buildings and one clubhouse, located in Charlotte, North Carolina, or the Braemar property, for a purchase price of $15,000,000. On June 29, 2007, Triple Net Properties executed an Assignment and Assumption of Real Estate Purchase, or the Assignment, to assign all of its interest as the buyer in the Agreement to Apartment REIT Residences at Braemar, LLC, our wholly-owned subsidiary.

The above descriptions of the Agreement and the Assignment are qualified in their entirety by the terms of the Agreement and Assignment, attached hereto as Exhibits 10.1 and 10.2 of this Report.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information reported in Item 1.01 of this Current Report on Form 8-K, is incorporated herein by reference.

On June 29, 2007, we purchased the Braemar property for a purchase price of $15,000,000 from the Seller. Currently, the Braemar property is approximately 98.7% leased. We financed the purchase price of the property: (i) through the assumption of a loan secured by the Braemar property from Transamerica Occidental Life Insurance Company in the amount of $9,722,000 (described in Item 2.03); (ii) with an unsecured loan from NNN Realty Advisors, Inc., or NNN Realty Advisors, our sponsor, in the principal amount of $3,300,000(described in Item 2.03); and (iii) funds raised through our initial public offering. We paid an acquisition fee of $450,000, or 3.0% of the purchase price, to our advisor and its affiliate.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 29, 2007, Apartment REIT Residences at Braemar, LLC entered into a Loan Assumption and Modification Agreement, or the Assumption Agreement, with Transamerica Occidental Life Insurance Company, or the Lender, Braemar Housing Limited Partnership, Phillip Levin and Bradley J. Shram and Norman A. Pappas. Pursuant to the Assumption Agreement, the Lender consented to the acquisition of the Braemar property by us and our assumption of a $10,000,000 loan between the Seller and the Lender, secured by the Braemar property, with an unpaid principal balance of $9,722,000, subject to terms and conditions set forth in the loan documents.

The secured loan is evidenced by an original promissory note and secured by a Deed of Trust, Security Agreement and Fixture Filing, conveying the Braemar property and granting a security interest in its fixtures and personal property, and by an Absolute Assignment of Leases and Rents between the Seller and Lender. The secured loan bears interest at a fixed rate of 5.72%, had an original ten-year term, a 30-year amortization period and a maturity date of June 1, 2015. The loan provides for the following payments: (a) monthly principal and interest payments of $58,166.85 on the first of each month from July 1, 2005 through May 1, 2015; and (b) the outstanding principal amount, together with all accrued and unpaid interest, due and payable in full on June 1, 2015. The loan provides for a default interest rate equal to the lesser of: (a) 18% per annum or (b) the maximum rate permitted by applicable law. The loan also provides for a late charge equal to 4% of past due amounts if any scheduled monthly and interest payment is not received on or before the 17th day of the calendar month. The loan documents also contain customary representations, warranties, covenants and indemnities as well as provisions for reserves and impounds.

On June 29, 2007, in connection with our acquisition of the Braemar property, we, through our operating partnership, entered into an unsecured loan with NNN Realty Advisors, as evidenced by a promissory note in the principal amount of $3,300,000, or the Unsecured Note. The Unsecured Note matures on December 29, 2007. The Unsecured Note bears interest at a fixed rate of 6.85% per annum and requires monthly interest-only payments beginning on August 1, 2007 for the term of the Unsecured Note. The Unsecured Note also provides for a default interest rate of 8.85% per annum. Since NNN Realty Advisors is our sponsor, this loan is deemed a related party loan. Therefore, the terms of the unsecured loan and the Unsecured Note were approved by a majority of our directors, including a majority of our independent directors, and deemed fair, competitive and commercially reasonable by our directors.

The material terms of the loans are qualified in their entirety by the terms of the Assumption Agreement, Deed of Trust, Security Agreement and Fixture Filing, promissory notes, and related loan documents, attached hereto as Exhibits 10.3 through 10.10 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On July 6, 2007, we issued a press release announcing our acquisition of the Braemar property and the status of our initial public offering. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit No. 99.1

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this report on Form 8-K no later than 71 days after the deadline for filing this Form 8-K.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(d) Exhibits.

No. Description

10.1 Purchase and Sale Agreement by and between Braemar Housing Limited Partnership and Triple Net Properties, LLC entered into as of April 26, 2007

10.2 Assignment and Assumption of Real Estate Purchase Agreement by and between Triple Net Properties, LLC and Apartment REIT Residences at Braemar, LLC as of June 29, 2007

10.3 Loan Assumption and Modification Agreement by and between Apartment REIT Residences at Braemar, LLC, and Transamerica Occidental Life Insurance Company and is joined by Braemar Housing Limited Partnership, et al. made and entered into and effective as of June 29, 2007

10.4 Secured Promissory Note issued by Braemar Housing Limited Partnership in favor of Transamerica Occidental Life Insurance Company dated May 25, 2005

10.5 Deed of Trust, Security Agreement and Fixture Filing made and given by Braemar Housing Limited Partnership to J. Lindsay Stradley, Jr. as Trustee for Transamerica Occidental Life Insurance Company as of March 25, 2005

10.6 Absolute Assignment of Leases and Rents by Braemar Housing Limited Partnership in favor of Transamerica Occidental Life Insurance Company dated May 25, 2005

10.7 Supplemental Carveout Guarantee and Indemnity Agreement by NNN Apartment REIT, Inc. in favor of Transamerica Occidental Life Insurance Company dated June 29, 2007

10.8 Supplemental Environmental Indemnity Agreement by Apartment REIT Residences at Braemar, LLC and NNN Apartment REIT, Inc. in favor of Transamerica Occidental Life Insurance Company dated June 29, 2007

10.9 Assignment and Subordination of Management Agreement by Apartment REIT Residences at Braemar, LLC, Triple Net Properties Realty, Inc. and Transamerica Occidental Life Insurance Company dated June 29, 2007

10.10 Unsecured Promissory Note dated June 29, 2007 issued by NNN Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc.

99.1 NNN Apartment REIT, Inc. Press Release dated July 6, 2007

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Apartment REIT, Inc.

July 6, 2007	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer and President

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement by and between Braemar Housing Limited Partnership and Triple Net Properties, LLC entered into as of April 26, 2007
10.2	Assignment and Assumption of Real Estate Purchase Agreement by and between Triple Net Properties, LLC and Apartment REIT Residences at Braemar, LLC as of June 29, 2007
10.3	Loan Assumption and Modification Agreement by and between Apartment REIT Residences at Braemar, LLC, and Transamerica Occidental Life Insurance Company and is joined by Braemar Housing Limited Partnership, et al. made and entered into and effective as of June 29, 2007
10.4	Secured Promissory Note issued by Braemar Housing Limited Partnership in favor of Transamerica Occidental Life Insurance Company dated May 25, 2005
10.5	Deed of Trust, Security Agreement and Fixture Filing made and given by Braemar Housing Limited Partnership to J. Lindsay Stradley, Jr. as Trustee for Transamerica Occidental Life Insurance Company as of March 25, 2005
10.6	Absolute Assignment of Leases and Rents by Braemar Housing Limited Partnership in favor of Transamerica Occidental Life Insurance Company dated May 25, 2005
10.7	Supplemental Carveout Guarantee and Indemnity Agreement by NNN Apartment REIT, Inc. in favor of Transamerica Occidental Life Insurance Company dated June 29, 2007
10.8	Supplemental Environmental Indemnity Agreement by Apartment REIT Residences at Braemar, LLC and NNN Apartment REIT, Inc. in favor of Transamerica Occidental Life Insurance Company dated June 29, 2007
10.9	Assignment and Subordination of Management Agreement by Apartment REIT Residences at Braemar, LLC, Triple Net Properties Realty, Inc. and Transamerica Occidental Life Insurance Company dated June 29, 2007
10.10	Unsecured Promissory Note dated June 29, 2007 issued by NNN Apartment REIT Holdings, L.P. in favor of NNN Realty Advisors, Inc.
99.1	NNN Apartment REIT, Inc. Press Release dated July 6, 2007